UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2002
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                           HealthCare Properties, L.P.
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             (Exact name of registrant as specified in its charter)


        Delaware                      0-17695                   62-1317327
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                 Number)              Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas                     75240
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 770-5600
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(Not Applicable)
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(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On January 1, 2002, HealthCare Properties, L.P. ("HCP") sold a long term care nursing facility, The Hearthstone of Round Rock, located in Round Rock, Texas, to HHC Round Rock NC, LP (the "Purchaser") for a total consideration of $4.0 million, pursuant to the terms of the Purchase and Sale Agreement attached hereto as Exhibit 2.1, by and between HCP and the Purchaser. Pursuant to the terms of the Limited Partnership Agreement, the General Partner of HCP will receive a 3% General Partner fee that will be paid by HCP. There was no brokerage fee paid by HCP.

         Additionally, HCP terminated its existing lease with Integrated Health Services for the Benbrook Nursing Home in Benbrook, Texas (the "Facility") and executed a new lease with Senior Management Services of Benbrook, Inc., a Texas corporation ("New Operator"). The lease term is for a period of five years commencing January 1, 2002 and the New Operator has the right to extend this term for one additional period of five years. HCP also entered into a purchase agreement with an affiliate of the New Operator, Preston Hollow Properties, LLC, a Texas limited liability company, for the purchase of the Facility. Copies of both the Facility Lease Agreement and Purchase Agreement are attached hereto as Exhibits 10.1 and 2.2, respectively. The purchase price for the Facility is $1.8 million subject to due diligence, with a closing scheduled on or before February 28, 2002.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                           Not Applicable.

         (b)      Pro Forma Financial Information.

                           Not Applicable.

         (c) The following Exhibits are filed as a part of this Current Report on Form 8-K:

                  2.1 Purchase and Sale Agreement by and between HealthCare Properties, L.P. and HHC Round Rock NC, LP.

                  2.2      Purchase   Agreement,   by  and  between   HealthCare
                           Properties, L.P. and Preston Hollow Properties, LLC.

                  10.1 Benbrook Facility Lease, dated December 12, 2001, by and between HealthCare Properties, L.P. and Senior Management Services of Benbrook, Inc.





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HEALTHCARE PROPERTIES, L.P.
                                        (Registrant)


Date: January 16, 2002                  By: Capital Realty Group Senior Housing,
                                            Inc., its general partner

                                            By:  /s/ Robert Lankford
                                               ---------------------------------
                                               Robert Lankford
                                               President





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

                                  EXHIBIT INDEX


2.1 Purchase and Sale Agreement by and between HealthCare Properties, L.P. and HHC Round Rock NC, LP.

2.2 Purchase Agreement by and between HealthCare Properties, L.P. and Preston Hollow Properties, LLC.

10.1 Benbrook Facility Lease, dated December 12, 2001, by and between HealthCare Properties, L.P. and Senior Management Services of Benbrook, Inc.